Exhibit 99.1

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Investor Presentation

May 11, 2006

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INVESTools Investor Education

Cautionary Statements

All statements in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “could,” “would,” “will,” “should,” “plan,” “project,” “contemplate,” “anticipate,” or similar statements. Because these statements reflect the Company’s current views concerning future events, these forward-looking statements are subject to risks and uncertainties. The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the success of brand development efforts and strategic alliances; demand for the Company’s products and services; the ability to compete effectively and adjust to changing market conditions; inability to protect the Company’s proprietary technology; difficulties or delays in developing improved products when expected or desired and with the additional features contemplated or desired; the potential for intellectual property infringement, warranty, product liability, and other claims; the uncertainties associated with governmental regulation; and other factors detailed from time to time in the Securities and Exchange Commission reports of INVESTools. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

INVESTools is not a broker-dealer or otherwise engaged in the business of effecting transactions in securities. INVESTools is not an investment adviser or otherwise a provider of investment advice or investment recommendations.

INVESTools Investor Education

Non-GAAP Financial Disclosures

The Securities and Exchange Commission’s Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are contained herein.

INVESTools uses the non-GAAP financial measure “sales transaction volume” or “STV,” which is defined as revenue plus deferred revenue, to assess the operating results and effectiveness of the Company and its business segments. STV is consistent with the amount of cash receipts from selling activities in the period reported and with the level of a majority of the cost components of cost of revenue. Given the impact of accounting for deferred revenue and for costs associated with deferred revenue, the Company also uses the non-GAAP financial measure “adjusted EBITDA” as a valuable representation of the Company’s operating performance. Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, other non-cash items and the net change in deferred revenue.

The Company believes that the non-GAAP financial measures described above are also useful to investors, financial analysts and others to evaluate the operating and financial performance of the Company. Similar measurements are used by companies within the industry, as well as by companies outside the industry that provide products and services in which cash is collected in full at the time of the sale with fulfillment occurring over an extended period of time.

These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used generally as a substitute for revenue, net income (loss) or other GAAP operating measurements.

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INVESTools Investor Education
Mission

Educating investors by providing them with the service and support they need to successfully achieve their financial goals.

Integration of investing approaches, web-based tools and live and online learning and support all designed to ensure ongoing alumni success.

Approximately 224,000 graduates have successfully completed our core courses

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INVESTools Investor Education
Financial Summary

	QUARTER ENDED		YEAR ENDED		YEAR ENDED
	March 31, 2006		December 31, 2005		December 31, 2004
GAAP Revenue	$38.8 million		$138.6 million		$97.2 million
Sales Transaction Volume	$58.7 million		$176.2 million		$122.6 million
Employees	498		486		374
Cash, Marketable Securities & Restricted Cash	$48 million		$33.4 million		$26.8 million
Debt	$0.7 million		$0.6 million		$ — million
Market Capitalization	$368.8 million		$241.7 million		$152.9 million
Enterprise Value / Trailing GAAP Revenue	2.2	x	1.5	x	1.3	x
Enterprise Value / Trailing Sales Transaction Volume	1.7	x	1.2	x	1.0	x

• For a reconciliation of GAAP revenue to sales transaction volume refer to slide “Statement of Operations & Adjusted EBITDA”.

• Debt reflects a capital lease obligation.

• Enterprise value is defined as market capitalization less cash, marketable securities and restricted cash.

• Trailing GAAP revenue and trailing sales transaction volume are based on trailing four quarters.

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Investor Education
A 30 Year Trend

You Can’t Rely on Your Company

Over 101,000 pension plans have been terminated since 1986

Source: Pension Benefit Guaranty Corporation

You Can’t Rely on Your Government

In 1950 16 workers supported every one beneficiary of Social Security – today it’s 3.3

Source: whitehouse.gov

You’re Expected to Rely on Yourself

Today 61% of all retirement assets are held in 401ks and IRAs

Source: Employee Benefit Research Institute

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Investor Education
A Substantial Category

57 million households own equities

68% of investors use the internet for financial related purposes

58% of investors do not rely on professional advisors

Total potential households 27 million

Source: SIA & ICI

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INVESTools Leadership

The Self-Directed Mass Affluent Investor

•                  30 million households have assets between $100k and $1mm (33% of US population)

•                  They control 39% of all US retail assets, or $12 trillion

•                  They’re seeking guidance about how to plan for retirement

•                  65% are preparing for retirement but only 27% have an adviser

Nine out of ten Mass Affluents manage their own 401k

Source: Forrester’s Consumer Technographics® 2005 North American Benchmark Study

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INVESTools Leadership

Attracting High Quality Customers

		Demographics broken down by package
Student Demographics		Associate	Master	PHD
Average Age	49 years old	48 years old	47 years old	48 years old
HHI	$123,000	$114,000	$125,000	$149,000
Assets	$499k	$488k	$456k	$651k
Male	76%	72%	72%	70%
Employed	81%	79%	87%	85%

Source: INVESTools Primary Research

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Committed to Leadership

Highest Quality Tools & Services

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The Web’s premier provider of advanced charting technology; rated #1 by Barron’s since 2001 and a “Forbes Favorite” since 1999

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INVESTools Leadership
Substantial Marketing Impact

Best in class agency partners

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Substantial marketing reach

•                  2 million unique households a month see our TV ads

•                  8 million unique online advertising viewers a month

Site Activity

•                  Marketing site traffic 260,000 unique visitors/month

•                  Subscription site traffic 143,000 unique visitors/month

•                  Average time spent on subscription site 20 minutes - #2 in business and information, stocks and shares, according to Hitwise®

Active User Groups

•                  Approximately 120 user groups of varied size (5 to 800 per group) on Yahoo! Groups and MSN Groups

•                  93% of users are willing to refer a friend to INVESTools

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Committed to Leadership
Highest Quality Partnerships

Online Content Distribution

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Brokerage Services

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Events Business Distribution

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Data Providers

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Committed to Leadership
Continued Product Innovation

•                  45% of sales in the quarter come from products launched in the past 3 years

Events Business

Telephone Coaching	2002
Continuing Education (Associate)	2003
Continuing Education (Masters, PHD)	2004
Currency Trading	2005
Active Investing Series	2005
Active Investing Talk	2005

Online Business

Online Webinars	2005
Online 5 Step Investing Formula	2005
Online Advanced Options	Q1/2006
Online Basic Options	Q1/2006
Online Currency Trading	Q1/2006
Online Advanced Technicals	Q2/2006
Trading Rooms	Q2/2006
Master Talk	Q2/2006

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INVESTools Leadership
Robust Learning Formats

Learning Formats
Course Offerings	Preview Events	Workshops	Home Study	Coaching	Ongoing Support	Online
5–Step Investing Formula	X	X	X	X	X	X
Basic Options		X	X	X	X	X
Advanced Options		X	X	X	X	X
Advanced Technical Analysis		X	X	X	X	X
INVESTools Currency Trader	X	X	X	X	X	X
Active Investing for Stocks		X		X	X
Active Investing for Options		X		X	X
Active Investing for Currencies		X		X	X

INVESTools
CONTINUING EDUCATION PROGRAMS

PREREQUISITE for all continuing education programs is the 5-Step Investing Formula course.

Advanced students may purchase individual components of Continuing Education Programs at higher prices.

Associate INVESTOR

PRICE: $4,999

Hotline 6 Months

Basic Options

Course Materials

DVD/Manual or Online

Coaching

Basic Stocks

Coaching

5-Step Investing Formula

PRICE: $2,999

Toolbox 6 Months

Basic Stocks

Course Materials

DVD/Manual or Online

2 Day Workshop

Master INVESTOR

$9,999 – $11,999

Advanced Technicals

Course Materials

DVD/Manual or Online

1 year VIP Pass

Masters Talk 12 Months

Hotline 12 Months

Toolbox 12 Months

Basic Options

Course Materials

DVD/Manual or Online

Coaching

1 Day Workshop

Basic Stocks

Coaching

5-Step Investing Formula

PRICE: $2,999

Toolbox    6 Months

Basic Stocks

Course Materials

DVD/Manual or Online

2 Day Workshop

PHD INVESTOR

$21,999 – $23,999

Advanced Options

Online Course Materials

DVD/Manual or Online

2 Day Workshop

Advanced Options

Trading Rooms

12 Months, 6 mo. delayed start

Advanced Technicals

Trading Rooms

12 months, 6 mo. delayed start

Advanced Technicals

Course Materials

DVD/Manual or Online

2 Day Workshop

2 Year VIP Pass

Masters Talk 12 Months

3 day LIVE Personal Coaching

Hotline 24 Months

Toolbox 24 Months

Basic Options

Course Materials

DVD/Manual or Online

Coaching

1 Day Workshop

Basic Stocks

Coaching

5-Step Investing Formula

PRICE: $2,999

Toolbox 6 Months

Basic Stocks

Course Materials

DVD/Manual or Online

2 Day Workshop

INVESTools Investor Education

Growing Graduate Base

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•                  Includes students who graduated from both the 5-Step Investing and Currency Trader courses of approximately 600 in 2005 and 300 in Q1 2006.

INVESTools Investor Education

Active Subscriber Base

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•                  Quarterly numbers beginning in Q1 2005 include Prophet.Net subscribers.

Financial Excellence – Improving the Mix

of Graduates from the INVESTools Brand

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•                  Includes students who graduated from both the 5-Step Investing and Currency Trader courses of approximately 600 in 2005 and 300 in Q1 2006.

Financial Excellence

Growing Sales Transaction Volume

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•                  For a reconciliation of GAAP revenue to sales transaction volume refer to slide “Statement of Operations & Adjusted EBITDA”.

•                  Quarterly Chart :  Q1-04 includes $0.6 million of acquired non-cash deferred revenue.

Financial Excellence – Improving Mix

of Continuing Education Products

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•                  Upsell rates are the sales that take place at the workshops for advanced product sales. Upsell rates do not include sales from the Company’s other sales floors.

Statement of Operations &

Adjusted EBITDA

($ in thousands)	2004	Q1-05	Q2-05	Q3-05	Q4-05	2005	Q1-06

Total sales transaction volume	$122,622	$41,891	$45,734	$38,545	$50,000	$176,170	$58,661
Change in deferred revenue	(25,453)	(11,267)	(11,572)	(1,526)	(13,184)	(37,549)	$(19,880)
GAAP Revenue	$97,169	$30,624	$34,162	$37,019	$36,816	$138,621	$38,781

Costs and expenses:
Cost of revenue	65,659	25,380	25,211	18,254	23,316	92,161	28,699
Selling expense	24,493	8,616	9,329	9,383	10,004	37,332	11,888
General and administrative expense	17,843	6,047	5,915	5,439	6,781	24,182	8,075
Special charges	1,084	—	40	18	1,019	1,077	366
Total costs and expenses	109,079	40,043	40,495	33,094	41,120	154,752	49,028

Income (loss) from operations	(11,910)	(9,419)	(6,333)	3,925	(4,304)	(16,131)	(10,247)

Other income (expense):
Gain (loss) on sale of assets and other, net	(77)	—	(93)	—	—	(93)	7
Interest income (expense)	268	121	166	108	200	596	348
Total other income (expense)	191	121	73	108	200	503	355

Net income (loss) before income tax expense	(11,719)	(9,298)	(6,260)	4,033	(4,104)	(15,628)	(9,892)
Income tax expense	8	5	—	(5)	114	114	28
Cummulative effect of accounting change	—	—	—	—	—	—	48
Net income (loss)	$(11,727)	$(9,303)	$(6,260)	$4,038	$(4,218)	$(15,742)	$(9,872)

($ in millions)	2004	Q1-05	Q2-05	Q3-05	Q4-05	2005	Q1-06

GAAP net income (loss)	$(11.7)	$(9.3)	$(6.3)	$4.0	$(4.2)	$(15.7)	$(9.9)
Add:
Depreciation and amortization	1.0	0.5	0.6	0.6	0.9	2.7	1.1
Other non-cash items	2.7	0.6	0.9	0.6	1.8	3.9	0.6
Net change in deferred revenue	25.3	11.0	11.6	1.6	12.8	37.0	19.9
Adjusted EBITDA	$17.3	$2.8	$6.8	$6.8	$11.3	$27.9	$11.7

Sales Transaction & Revenue

Breakout by Quarter

($ in thousands)	2004	Q1-05	Q2-05	Q3-05	Q4-05	2005	Q1-06

Initial education:
Workshops	$17,907	$3,819	$4,260	$4,685	$4,322	$17,086	$3,955
One-on-one coaching	5,891	114	136	$—	$—	250	63
Home study / Online	4,659	453	872	$2,049	$3,029	6,403	5,367
Initial web time	3,559	722	731	$709	$741	2,903	840
Initial education sales transaction volume	32,016	5,108	5,999	$7,443	$8,092	26,642	10,225

Continuing education:
Workshops	$14,896	$7,439	$7,652	$6,047	$9,422	$30,560	$11,271
Coaching	31,974	17,089	19,798	$13,456	$18,531	68,874	20,195
Home study / Online	13,284	5,568	5,291	$4,286	$6,184	21,329	7,796
Renewals	23,900	5,225	5,686	$5,966	$6,161	23,038	7,309
Other revenue	6,552	1,462	1,308	$1,347	$1,610	5,727	1,865
Continuing education sales transaction volume	90,606	36,783	39,735	$31,102	$41,908	149,528	48,436

Total sales transaction volume	122,622	41,891	45,734	$38,545	$50,000	176,170	58,661
Change in deferred revenue, net	(25,453)	(11,267)	(11,572)	$(1,526)	$(13,184)	(37,549)	(19,880)
Total revenue	$97,169	$30,624	$34,162	$37,019	$36,816	$138,621	$38,781

Initial education sales transaction volume	$32,016	$5,108	$5,999	$7,443	$8,092	$26,642	$10,225
% of total sales transaction volume	26%	12%	13%	19%	16%	15%	17%

Continuing education sales transaction volume	$90,606	$36,783	$39,735	$31,102	$41,908	$149,528	$48,436
% of total sales transaction volume	74%	88%	87%	81%	84%	85%	83%

• The Company has reclassified certain amounts to different categories to be more reflective of the method in which the education is consumed by the student. Certain amounts related to advanced product workshops were reclassified from home study products to workshops and initial subscriptions were reclassified into their own category from workshops. Prior year amounts have been reclassified to conform to the current period’s presentation.

INVESTools Investor Education

Select Financial Data

($ in millions)	2004	Q1-05	Q2-05	Q3-05	Q4-05	2005	Q1-06

Cash flow and balance sheet items:
GAAP cash flow provided from operating activities	$17.5	$3.6	$1.0	$8.5	$11.8	$24.9	$16.5
Cash, restricted cash and marketable securities	$26.8	$20.4	$19.5	$25.5	$33.4	$33.4	$48.0
Deferred revenue balance	$40.4	$51.6	$63.1	$64.6	$77.5	$77.5	$97.2

($ in millions)	2004	Q1-05	Q2-05	Q3-05	Q4-05	2005	Q1-06

Capital expenditure detail:
Leasehold improvements	$0.1	$0.9	$0.8	$0.1	$—	$1.8	$—
Online initiatives	0.1	0.8	1.2	1.2	2.7	5.9	1.5
Other	1.2	0.3	0.1	0.4	0.4	1.2	0.8
Total	$1.4	$2.0	$2.1	$1.7	$3.1	$9.0	$2.3

Equipment financed with capital leases	$—	$—	$0.7	$—	$—	$0.7	$0.1

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INVESTools Investor Education
Investment Considerations

•                  INVESTools is a leading provider of investor education globally

•                  Blended learning via offline and online delivery platforms

•                  Scalable, recurring revenue business model

•                  Accelerating growth in free cash flow

•                  Investor education is a portal to other high-value financial services